Exhibit (d)(7)

[FACE OF CERTIFICATE]

COMMON STOCK

PAR VALUE $.01 PER SHARE

NUMBER

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

[LOGO]

Aberdeen Asia-Pacific Income Fund, Inc.

COMMON STOCK

PAR VALUE $.01 PER SHARE

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 003009 10 7

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

ABERDEEN ASIA-PACIFIC INCOME FUND, INC. (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Charter and Bylaws of the Corporation, each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

THE BANK OF NEW YORK

TRANSFER AGENT AND REGISTRAR

BY:

/sig/

AUTHORIZED SIGNATURE

[SEAL]

/sig/

President

/sig/

Treasurer

[REVERSE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _____(Cust)_____ Custodian _____(Minor)_____ under Uniform Gifts to Minors Act _____(State)_____

Additional abbreviations may also be used though not in the above list.

The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by Section 2-211(b) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter of the Corporation, a copy of which will be sent without charge to each stockholder who so requests. Such request must be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

For value Received, _____ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________

_______________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE, INCLUDING ZIP CODE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares of the Common Stock of the Corporation represented by this Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________attorney to transfer the said shares of Common Stock on the books of the Corporation with full power of substitution in the premises.

Dated_____________________

_____________________________________

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

[VERTICALLY IN RIGHT MARGIN ON REVERSE OF CERTIFICATE]

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.